Exhibit 10.12
Execution Version
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED PURSUANT TO REGULATION S-K, ITEM 601(B) BECAUSE THE REGISTRANT HAS DETERMINED THAT THE OMITTED INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Consent and Amendment No. 3 to Credit Agreement and Pledge and Security Agreement
This CONSENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT AND PLEDGE AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of March 6, 2026, by and between Fervo HoldCo LLC (“Borrower”), Mercuria Energy Trading SA, as the Lender under the Existing Credit Agreement and the LC Lender under the LC Facility Agreement, Mercuria Energy Trading SA, as collateral agent for the Secured Parties (in such capacity and together with its successors and permitted assigns in such capacity, the “Collateral Agent”), Fervo Energy Company, each Intermediate Holdco party hereto, and each PPA Subsidiary party hereto (collectively, the “Parties”, and each Party other than Mercuria Energy Trading SA, the “Fervo Parties”).
WHEREAS, reference is made to the Credit Agreement, dated as of November 20, 2024 (as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 21, 2025, that certain Amendment No. 2 to the Credit Agreement, dated as of July 23, 2025, and as further amended, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; as amended by this Amendment and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and between the Borrower and the Lender;
WHEREAS, the Parent, the Borrower and each Intermediate Holdco and PPA Subsidiary party thereto entered into that certain Pledge and Security Agreement dated as of November 20, 2024 (as amended, supplemented or otherwise modified immediately prior to the effectiveness of this Amendment, the “Existing Pledge Agreement”; as amended by this Amendment and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended Pledge Agreement”);
WHEREAS, the Credit Agreement permits certain Asset Level Financings, and Cape Phase 1 Borrower LLC, a Delaware limited liability company (the “Cape Phase 1 Borrower”), and Phase 1 WellCo, LLC, a Delaware limited liability company (the “WellCo Borrower” and together with Cape Phase 1 Borrower, the “Project Granite Borrowers”), desire to enter into that certain Credit Agreement, dated on or around March 6, 2026 (the “Project Granite Credit Agreement”), by and among the Project Granite Borrowers, MUFG Bank, Ltd., as administrative agent, HSBC Bank USA, National Association, as collateral agent, the lenders from time to time party thereto, and each other Person party thereto (the financing and credit facilities established pursuant to the Project Granite Credit Agreement shall be referred to as the “Project Granite Financing”);
WHEREAS, it is a requirement under the Project Granite Credit Agreement that Cape Phase I HoldCo LLC (“Cape Phase I HoldCo”) execute and deliver that certain Pledge and Security Agreement (the “Project Granite Pledge Agreement”) by and between Cape Phase I HoldCo and HSBC Bank USA, National Association, as collateral agent, pursuant to which Cape Phase I HoldCo shall pledge all membership interests owned by Cape Phase I HoldCo in Cape Phase 1 Borrower;
WHEREAS, in connection with the Project Granite Credit Agreement and the Project Granite Pledge Agreement, the Borrower has requested that the Collateral Agent, the Lender and the LC Lender release the Collateral from all Liens granted by Cape Phase I HoldCo under the Secured Obligation Documents (as defined in the Intercreditor Agreement);
WHEREAS, the Borrower has requested that the Secured Parties take a first priority security interest (subject to any Excepted Liens) in Cape HoldCo LLC and Cape Phase 1 Intermediate Holdco LLC (collectively, the “Cape Intermediate Holdcos”) in lieu of the current first priority security interest in Cape

Phase I HoldCo, and the Cape Intermediate Holdcos will each deliver an Accession Agreement (the “Cape Accession Agreements”) to join the Amended Pledge Agreement concurrently with this Amendment; and
WHEREAS, in connection with the Project Granite Credit Agreement and the Project Granite Pledge Agreement, the Borrower, the Lender, the Collateral Agent, each Intermediate Holdco party hereto, and each PPA Subsidiary party hereto have agreed to amend the Existing Credit Agreement and the Existing Pledge Agreement pursuant to the terms and conditions of this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
Section 1. Definitions and other Interpretive Provisions. Unless otherwise indicated herein, capitalized terms used but not defined herein shall have their respective meanings set forth in the Amended Credit Agreement or the Amended Pledge Agreement, as applicable. The principles of construction and interpretation set forth in Article I (Defined Terms and Interpretations) of the Credit Agreement shall apply to, and are hereby incorporated by reference in, this Amendment, mutatis mutandis, as if fully set forth herein.
Section 2.1 Amendment to Credit Agreement. Subject to the terms and conditions set forth herein, the Existing Credit Agreement is hereby amended as follows:
(a)The defined term “Cape Phase I Asset Level Financing” in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety.
(b)The following defined terms shall be added to Section 1.1 of the Existing Credit Agreement in the correct alphabetical order:
““2024 Cape Phase I Asset Level Financing” means, collectively, the financing and credit facilities established pursuant to that certain Loan Agreement, dated as of August 13, 2024, by and among Cape Generation Station 1 LLC, a Delaware limited liability company (“Cape 1”), Cape Generation Station 3 LLC, a Delaware limited liability company (“Cape 3”) and XRL ALC, LLC, a Delaware limited liability company (“XRC”) together with the transactions, instruments, agreements, documents and writings contemplated thereunder, which for the avoidance of doubt shall include that certain Security Agreement, dated as of August 13, 2024, by and among Cape 1, Cape 3 and XRC and that certain Pledge and Security Agreement, dated as of August 13, 2024, by and between Cape Phase I HoldCo LLC, a Delaware limited liability company (“Cape Phase I HoldCo”), and XRC.”
““2026 Cape Phase I Asset Level Financing” means, collectively, the financing and credit facilities established pursuant to that certain Credit Agreement dated on or about March 6, 2026, by and among Cape Phase 1 Borrower LLC, Phase 1 WellCo, LLC, the lenders party thereto, MUFG Bank, Ltd., as administrative agent, HSBC Bank USA, National Association, as collateral agent, and each other Person party thereto, together with transactions, instruments, agreements, documents and writings contemplated thereunder, which for the avoidance of doubt shall include the Security Documents (as defined therein) as of the date hereof.”

““Excluded Entities” means, collectively: (a) Cape Phase I HoldCo LLC and (b) Cape Phase 1 Borrower LLC.”
““Third Amendment Effective Date” has the meaning assigned to such term in the Third Amendment to Credit Agreement.”
““Third Amendment to Credit Agreement” means that certain Consent and Amendment No. 3 to the Credit Agreement and Pledge and Security Agreement dated as of March 6, 2026 by and between the Borrower, the Lender, the LC Lender, the Collateral Agent, the Parent and each Intermediate Holdco and PPA Subsidiary party thereto.”
(c)The definition of “Asset Level Financing” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Asset Level Financing” means a customary, non-recourse project finance style financing for the development, construction and operation of an Approved Project by a PPA Subsidiary that has (a) a debt-to-equity ratio of no greater than 70:30, and (b) would allow for the exercise by the Lender and Collateral Agent of any rights and remedies under the Pledge and Security Agreement upon an Event of Default hereunder; provided that (i) on and after the Effective Date, the 2024 Cape Phase I Asset Level Financing shall be deemed to constitute an Asset Level Financing for all purposes under this Agreement and (ii) on and after the Third Amendment Effective Date, the 2026 Cape Phase I Asset Level Financing shall be deemed to constitute an Asset Level Financing for all purposes under this Agreement.”
(d)The definition of “Intermediate Holdco” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Intermediate Holdco” means each Subsidiary of the Borrower, other than the Excluded Entities, that Controls (a) any PPA Subsidiary or (b) any Released PPA Subsidiary.”
(e)Clause (l) of Section 7.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(l) Debt under any Asset Level Financing if (x) the applicable Intermediate Holdco owns, directly or indirectly, at least fifty-one (51%) of the Equity Interests in the borrower or borrowers thereof and maintains Control of such borrower or borrowers, (y) the borrower or borrowers thereof are not Loan Parties or are Released PPA Subsidiaries, and (z) the Borrower notified the Lender of the Asset Level Financing pursuant to Section 6.1(h); and”
(f)Schedule 5.13 to the Existing Credit Agreement is hereby deleted in its entirety and replaced in whole with Exhibit A attached hereto.
Section 2.2 Amendments to Pledge and Security Agreement. Subject to the terms and conditions set forth herein, the Existing Pledge Agreement is hereby amended as follows:
(a)Schedule I to the Existing Pledge and Security Agreement is hereby deleted in its entirety and replaced in whole with Exhibit B attached hereto.

(b)Schedule II to the Existing Pledge and Security Agreement is hereby deleted in its entirety and replaced in whole with Exhibit C attached hereto.
(c)Schedule III to the Existing Pledge and Security Agreement is hereby deleted in its entirety and replaced in whole with Exhibit D attached hereto.
(d)All references in the Existing Pledge Agreement to any “Grantor” or “Pledgor” shall be deemed to exclude Cape Phase I HoldCo.
Section 3 Release of Cape Phase I HoldCo Collateral. The Parties hereby agree that as of the Third Amendment Effective Date (as defined below):
(a)all Liens and security interests of any nature or description granted by Cape Phase I HoldCo as Grantor (as defined in the Existing Pledge Agreement) or Pledgor (as defined in the Existing Pledge Agreement) in favor of the Collateral Agent under the Existing Pledge Agreement prior to the date hereof (the assets and property of Cape Phase I HoldCo encumbered by such Liens and security interests, collectively, the “Property”) pursuant to the Secured Obligation Documents shall be automatically forever and irrevocably released, satisfied and discharged (for the avoidance of doubt, the Liens granted by Cape Phase 1 Intermediate HoldCo LLC over its Equity Interests in Cape Phase I HoldCo shall not be released, and such Equity Interests owned by Cape Phase 1 Intermediate HoldCo LLC are not included in the definition of “Property” above);
(b)Cape Phase I HoldCo shall cease to be a “Grantor” and “Pledgor” under the Amended Pledge Agreement for all purposes, and its obligations thereunder and under any other Secured Obligation Documents are hereby deemed to be irrevocably discharged, terminated and released; and
(c)the Collateral Agent (i) is hereby authorized and directed to execute (if applicable) and deliver to the Borrower such UCC termination statements, releases, terminations, reconveyances and other appropriate documentation reasonably requested by Cape Phase I HoldCo or the Borrower to effect the release of record of any pledges, financing statements, encumbrances, and other security documents granting Liens or security interests to the Collateral Agent with respect to the Property, (ii) authorizes Cape Phase I HoldCo, the Borrower and their designees to file any of the UCC termination statements, releases, terminations, and other applicable instruments of termination contemplated in clause (i) above, (iii) will take such further action as Cape Phase I HoldCo or the Borrower may reasonably request from time to time in order to effectuate the release of the Collateral Agent’s Liens in the Property, and (iv) shall promptly deliver to Cape Phase I HoldCo all Property in its possession, if any.
Section 4. Consents.
(a)The Lender and the LC Lender hereby consent to the relevant entities’ entry into the Project Granite Credit Agreement and associated Project Granite Financing.
(b)The Lender, the LC Lender and the Collateral Agent hereby consent to the release of all of the Collateral Agent’s Liens and security interests on the Property, as provided in Section 3. This Amendment shall constitute an Act of Secured Parties (as defined in the Intercreditor Agreement) directing the Collateral Agent to act in accordance with Section 3(c) to give effect to the release contemplated therein.

Section 5. Representations and Warranties. The Fervo Parties hereby represent and warrant that:
(a)the representations and warranties contained in Article V of the Credit Agreement or any other Financing Document are true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects as of such date, and after giving effect to such qualification) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects as of such earlier date, and after giving effect to such qualification);
(b)the execution, delivery and performance by the Fervo Parties of this Amendment have been duly authorized by all necessary limited liability company action, and do not and will not (i) violate the terms of its Organizational Documents, (ii) violate in any material respect or result in any material breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material contractual obligation to which it is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Fervo Parties or their property is subject where the failure to make such payment would be reasonably expected to have a Material Adverse Effect or (iii) violate any applicable Law in any material respect;
(c)this Amendment has been duly authorized, executed and delivered by the Fervo Parties and constitutes a legal, valid and binding obligation of the Fervo Parties, enforceable against each of the Fervo Parties in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) general equitable principles regardless of whether the issue of enforceability is considered in a proceeding in equity or at Law;
(d)the Project Granite Financing is a customary, non-recourse project finance style financing that has (a) a debt-to-equity ratio of no greater than 70:30 and (b) allows for the exercise by the Lender and Collateral Agent of any rights and remedies under the Pledge and Security Agreement upon an Event of Default;
(e)no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Fervo Parties of this Amendment, or for the consummation of the transactions contemplated hereby; and
(f)as of the date hereof (after giving effect to this Amendment), no Default or Event of Default has occurred and is continuing or will result from the execution of this Amendment.
Section 6. Conditions to Effectiveness. The amendments set forth in Sections 2.1 and 2.2 hereof, the releases set forth in Section 3 hereof, and the consents set forth in Section 4 hereof are subject to and shall become effective as of the date (such date, the “Third Amendment Effective Date”) when the Lender and Collateral Agent have received duly executed counterparts of this Amendment and the Cape Accession Agreements.
Section 7. Other Provisions.

(a)The Parties agree that all other terms and conditions of the Credit Agreement shall remain in full force and effect, except as modified by this Amendment.
(b)This Amendment is a “Financing Document” for all purposes under the Credit Agreement and each other document. The Borrower, by its signature below, hereby (i) confirms and agrees that each of the Credit Agreement, the Collateral Documents and the other Financing Documents (in each case, on and after the Third Amendment Effective Date, as expressly modified by this Amendment) to which it is a party is, and shall continue to be, in full force and effect except as expressly released pursuant to Section 3, and is hereby ratified and confirmed in all respects; and (ii) affirms and confirms (A) its obligations under each of the Financing Documents to which it is a party (and, with respect to the Credit Agreement, as modified hereby) and (B) its pledge of and/or grant of a security interest in and Lien on its assets as Collateral (as defined in the Pledge and Security Agreement) to secure its Obligations, all as provided in the Financing Documents (as modified hereby), and acknowledges and agrees that such pledge and/or grant continue in full force and effect in respect of, and to secure, its Obligations under the Credit Agreement and the other Financing Documents.
(c)Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of, nor shall it constitute a waiver of any provision of any of, the Financing Documents. No failure on the part of the Lender or the Collateral Agent to exercise, and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under the Credit Agreement or any other Financing Document shall operate as a waiver of such right, remedy, power or privilege, and no single or partial exercise of any right, remedy, power or privilege under the Credit Agreement or any other Financing Document shall preclude any other or further exercise of such right, remedy, power or privilege, or the exercise of any other right, remedy, power or privilege.
(d)Sections 10.2 (Survival of Agreements; Cumulative Nature), 10.7 (Confidentiality), 10.8 (Governing Law; Submission to Process), 10.11 (Severability), 10.13 (Waiver of Jury Trial, Punitive Damages, Etc.), Section 10.15 (Counterparts; Electronic Transmission) and Section 10.16 (Electronic Execution of Assignments and Certain Other Documents) of the Credit Agreement shall be incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers on the date first written above.

Fervo HoldCo LLC, as the Borrower and a Grantor		Mercuria Energy Trading SA, as the Lender

By:	/s/ Timothy Latimer	By:	/s/ Guillame Vermersch

Name: Timothy Latimer		Name:	Guillame Vermersch

Title: President
Title: Director

Mercuria Energy Trading SA, as the LC Lender		Mercuria Energy Trading SA, as Collateral Agent

By:	/s/ Guillaume Vermersch	By:	/s/ Guillame Vermersch

Name:	Guillaume Vermersch	Name:	Guillame Vermersch

Title: Director		Title: Director

Date:		Date:
[Signature Page to Amendment No. 3]

Fervo Energy Company, as a Grantor		Cape Phase II Holdco LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Fervo GenCo Holdings LLC, as a Grantor		Cape Generating Station 2 LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Cape Generating Station 4 LLC, as a Grantor		Corsac Generating Station 1 LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President
[Signature Page to Amendment No. 3]

FEC Nevada LLC, as a Grantor		Corsac Generating Station 2 LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Aspen TransCo LLC, as a Grantor		Fennee TransCo LLC as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Fervo TransCo Holdings LLC, as a Grantor		Marble TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President
[Signature Page to Amendment No. 3]

Kit TransCo LLC, as a Grantor		Corsac TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Corsac HoldCo LLC, as a Grantor		Swift TransCo LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President

Star TransCo LLC, as a Grantor		Cape Phase I Intermediate Holdco LLC, as a Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President
[Signature Page to Amendment No. 3]

Cape HoldCo LLC, as a Grantor		Cape Phase 1 HoldCo LLC, as the exiting Grantor

By:	/s/ Timothy Latimer	By:	/s/ Timothy Latimer

Name: Timothy Latimer		Name: Timothy Latimer

Title: President		Title: President
[Signature Page to Amendment No. 3]

Exhibit A
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[Signature Page to Amendment No. 3]

Exhibit B
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SCHEDULE I
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Exhibit C
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SCHEDULE II
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Exhibit D
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SCHEDULE III
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